MAINSTAY VP FUNDS TRUST

MainStay VP Marketfield Portfolio

Supplement dated January 15, 2016 (“Supplement”)

to the Prospectus dated May 1, 2015, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Important Notice Regarding Changes to the Name, Investment Objective, Principal Investment Strategies and Subadvisors of the MainStay VP Marketfield Portfolio (“Portfolio”).

At a meeting held on December 8 – 10, 2015, at the recommendation of New York Life Investment Management LLC, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) approved: (i) a change to the Portfolio’s name to MainStay VP Absolute Return Multi-Strategy Portfolio; (ii) a change to the Portfolio’s investment objective; (iii) modifications of the Portfolio’s principal investment strategies; and (iv) the appointment of four new subadvisors, each to manage a portion of the Portfolio’s assets on an interim basis, and the related interim subadvisory agreements. The Board also approved the longer-term appointment of the new subadvisors and the adoption of subadvisory agreements so that the new subadvisors may serve as subadvisors to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreements, subject to shareholder approval. These, and other changes, are described in the supplement dated December 16, 2015. This Supplement describes additional changes to the Prospectus that will result from the Board-approved changes described above.

Effective on or about January 19, 2016, the following changes will occur:

1.	The Prospectus section entitled “More About Investment Strategies and Risks” is amended to include the following additional investment strategies and risks or other disclosure:

Currencies

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Portfolio or Underlying Portfolio/Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. One or more Subadvisors may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Portfolio or Underlying Portfolio/Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio or Underlying Portfolio/Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Portfolio or Underlying Portfolio/Fund.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio or Underlying Portfolio/Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio or Underlying Portfolio/Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio or Underlying Portfolio/Fund has invested, the Portfolio or Underlying Portfolio/Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Portfolio or Underlying Portfolio/Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage

A Portfolio or Underlying Portfolio/Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by a Portfolio or Underlying Portfolio/Fund may decline sharply and result in losses to the Portfolio or Underlying Portfolio/Fund if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

MLPs and Other Natural Resources Sector Companies

Certain Portfolios and Underlying Portfolios/Funds invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Portfolio or Underlying Portfolio/Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of a Portfolio or Underlying Portfolio/Fund’s investment in such MLP.

MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including, but not limited to (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or Underlying Portfolio/Fund, or the MLPs or other natural resource sector companies in which the Portfolio or Underlying Portfolio/Funds invest. Any such changes could negatively impact the Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Portfolio’s shareholders.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio or Underlying Portfolio/Fund’s ownership interest. The value of a MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio or Underlying Portfolio/Fund’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio or Underlying Portfolio/Fund’s returns.

Subsidiary Risk

By investing a portion of its assets in the Cayman Subsidiary, the MainStay VP Absolute Return Multi-Strategy Portfolio is indirectly exposed to the risks associated with the Cayman Subsidiary, which is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments. The Cayman Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Cayman Subsidiary are subject to the same fundamental, non-fundamental and certain other investment restrictions as the MainStay VP Absolute Return Multi-Strategy Portfolio; however, the Cayman Subsidiary may invest without limitation, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the MainStay VP Absolute Return Multi-Strategy Portfolio and/or the Cayman Subsidiary to operate as expected and could adversely affect the MainStay VP Absolute Return Multi-Strategy Portfolio.

Tax Risk

Certain Portfolios and Underlying Portfolios/Funds’ investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio or Underlying Portfolio/Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and/or (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio or Underlying Portfolio/Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio or Underlying Portfolio/Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio or Underlying Portfolio/Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

With respect to Portfolio or Underlying Portfolio/Fund investments in MLPs qualifying as QPTPs, as partnerships for U.S. federal income tax purposes, QPTPs do not pay any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to pay U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Portfolio or Underlying Portfolio/Fund’s MLP investments.

With respect to MainStay VP Absolute Return Multi-Strategy Portfolio’s investments in the Cayman Subsidiary, the IRS has issued private letter rulings to RICs (but not to the MainStay VP Absolute Return Multi-Strategy Portfolio) in which the IRS specifically concluded that income and gains earned by a RIC from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a RIC for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the MainStay VP Absolute Return Multi-Strategy Portfolio has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter.

In connection with investment in the Cayman Subsidiary, the MainStay VP Absolute Return Multi-Strategy Portfolio has obtained an opinion of counsel that its income from such investment should constitute qualifying gross income of a RIC. However, no assurances can be provided that the IRS would not be able to successfully assert that the MainStay VP Absolute Return Multi-Strategy Portfolio’s income from its investment in the Cayman Subsidiary is not qualifying gross income of a RIC under Subchapter M of the Internal Revenue Code, in which case the MainStay VP Absolute Return Multi-Strategy Portfolio would fail to qualify as a RIC if over 10% of its gross income in respect of any taxable year was derived from such investment. If the MainStay VP Absolute Return Multi-Strategy Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for shareholders. Moreover, a change in the IRS’ position or changes in the laws of the United States or the Cayman Islands could result in the inability of the MainStay VP Absolute Return Multi-Strategy Portfolio or the Cayman Subsidiary to operate as described in this Prospectus and its Statement of Additional Information. Such changes could adversely affect the MainStay VP Absolute Return Multi-Strategy Portfolio’s ability to meet its investment objective as well as could jeopardize its tax status as a RIC under the Internal Revenue Code which, in turn, may subject it to higher tax rates and/or penalties.

Zero Coupon Bonds is amended to include the following as the last paragraph:

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

2.	The Prospectus section entitled “More About Investment Strategies and Risks” is further amended to replace the following investment strategies and risks:

Derivative Transactions

Certain Portfolios and Underlying Portfolios/Funds may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or a Subadvisor of a Portfolio or Underlying Portfolio/Fund is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Portfolio or Underlying Portfolio/Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio or Underlying Portfolio/Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio or Underlying Portfolio/Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio or Underlying Portfolio/Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Portfolio or Underlying Portfolio/Fund or result in the deferral of losses that would otherwise be recognized by the Portfolio or Underlying Portfolio/Fund, in determining the amount of dividends distributable to shareholders. As investment companies registered with the Securities and Exchange Commission ("SEC"), the Portfolios and Underlying Portfolios/Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, a Portfolio or Underlying Portfolio/Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Portfolio or Underlying Portfolio/Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) (ii) preclude the Portfolio or Underlying Portfolio/Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if a Portfolio or Underlying Portfolio/Fund had not used such instruments.

Exchange-Traded Funds (“ETFs”)

To the extent a Portfolio or Underlying Portfolio/Fund may invest in securities of other investment companies, the Portfolio or Underlying Portfolio/Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio or Underlying Portfolio/Fund could result in losses on the Portfolio or Underlying Portfolio/Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio or Underlying Portfolio/Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or Underlying Portfolio/Fund or where access to a local market is restricted or not cost effective.

Each Portfolio or Underlying Portfolio/Fund may invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

The MainStay VP Absolute Return Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Portfolio, to invest in those ETFs beyond the limits of the 1940 Act, subject to certain conditions. (Ordinarily, the 1940 Act limits the Portfolio’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair a Portfolio or Underlying Portfolio/Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio or Underlying Portfolio/Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio or Underlying Portfolio/Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio or Underlying Portfolio/Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Portfolio or Underlying Portfolio/Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Portfolio or Underlying Portfolio/Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate a Portfolio or Underlying Portfolio/Fund’s interest to other creditors or take other actions detrimental to the Portfolio or Underlying Portfolio/Fund, including limiting the remedies or collateral available to the Portfolio or Underlying Portfolio/Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio or Underlying Portfolio/Fund may purchase loans via assignment, which makes the Portfolio or Underlying Portfolio/Fund a direct lender. However, a Portfolio or Underlying Portfolio/Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio or Underlying Portfolio/Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio or Underlying Portfolio/Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio or Underlying Portfolio/Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio or Underlying Portfolio/Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk

Certain Portfolios are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Securities purchased by a Portfolio or Underlying Portfolio/Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Liquidity risk may also refer to the risk that a Portfolio or Underlying Portfolio/Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio or Underlying Portfolio/Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Valuation risk refers to the potential that the sales price a Portfolio or Underlying Portfolio/Fund could receive for any particular investment may differ from the Portfolio or Underlying Portfolio/Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. If market conditions make it difficult to value securities, the Portfolio or Underlying Portfolio/Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares.

Regulatory Risk

Legal and regulatory changes could occur that may adversely affect a Portfolio or Underlying Portfolio/Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant changes to the U.S. financial regulatory framework and additional changes to the regulatory framework are expected in the future. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which a Portfolio or Underlying Portfolio/Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which a Portfolio or Underlying Portfolio/Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. The effect of any future regulatory change on a Portfolio or Underlying Portfolio/Fund could be substantial and adverse.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on December 11, 2015, the SEC issued a proposed rule to address a wide range of issues raised by the use of derivatives by investment companies. Although the nature of any such regulations is uncertain at this time, it is possible that such regulations, if adopted, could limit the implementation of a Portfolio or Underlying Portfolio/Fund’s use of derivatives, which could have an adverse impact on the a Portfolio or Underlying Portfolio/Fund. A Subadvisor cannot predict the effects of these regulations on a Portfolio or Underlying Portfolio/Fund’s portfolio.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio or Underlying Portfolio/Fund. Legislation or regulation may change the way in which a Portfolio or Underlying Portfolio/Fund is regulated. New York Life Investment Management LLC or a Subadvisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio or Underlying Portfolio/Fund’s ability to achieve its investment objective.

Russian Securities

Investments in securities of Russian issuers may involve greater risks than those typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The imposition of, or threat of the imposition of, sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the Russian Ruble or other adverse consequences to the Russian economy. In addition, sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio or Underlying Portfolio/Fund to buy, sell, receive or deliver those securities. These events could have a negative effect on the performance of a Portfolio or Underlying Portfolio/Fund. The value of the Russian Ruble may be subject to a high degree of fluctuation. Moreover, a Portfolio or Underlying Portfolio/Fund may incur costs in connection with conversions between

U.S. dollars and the Russian Ruble. A Portfolio or Underlying Portfolio/Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Portfolio or Underlying Portfolio/Fund to dispose of its securities or to determine the value of its net assets.

Swap Agreements

The Portfolios and Underlying Portfolios/Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Portfolio or Underlying Portfolio/Fund. For example, credit default swaps can result in losses if a Portfolio or Underlying Portfolio/Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio or Underlying Portfolio/Fund would lose the value of the security or other consideration it should have received in the swap.

MainStay VP Absolute Return Multi-Strategy Portfolio and the Cayman Subsidiary will enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. MainStay VP Absolute Return Multi-Strategy Portfolio and the Cayman Subsidiary’s use of total return swap agreements will subject the MainStay VP Absolute Return Multi-Strategy Portfolio to the risks applicable to swap agreements discussed herein, and the MainStay VP Absolute Return Multi-Strategy Portfolio may be adversely affected.

For additional information on swaps, see “Derivative Transactions” above. Also, see the “Tax Information” section in the SAI for information regarding the tax considerations relating to swap agreements.

3.	The Prospectus section entitled “The Fund and its Management” is amended to include the following:

Related Performance

In addition to acting as investment adviser to the Mainstay VP Absolute Return Multi-Strategy Portfolio, the Manager acts as investment adviser to the Mainstay Absolute Return Multi-Strategy Fund (“Related Fund”), which employs a commodity strategy and is managed in substantially the same style as the Portfolio. The following table shows the historical performance of the Related Fund, which has investment objectives, policies, and strategies that are substantially the same as those of the Portfolio.

The performance of the Related Fund does not represent the performance of the Portfolio, and you should not consider the performance of the Related Fund as indicative of the future performance of the Portfolio. Although the Related Fund is managed in substantially the same style as the Portfolio and their investment objectives, policies, strategies and risks are substantially the same, the performance of the Portfolio may be greater or less than the performance of the Related Fund due to, among other things, the number of holdings in and composition of the Portfolio’s portfolio, as well as the asset size and cash flow differences between the Portfolio and the Related Fund.

Annual Total Returns of the Related Fund

The following table sets forth the performance of each class of the Related Fund, calculated net of actual fees and expenses. Performance figures for the Related Fund reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The table shows how the average annual total returns of the Related Fund compare with those of the Related Fund’s broad-based securities-market index, which has investment characteristics similar to those of the Related Fund. Please note that the performance of each class of the Related Fund does not represent the performance of the Portfolio.

Average Annual Total Returns for Period Ended October 31, 2015

Since Inception (6/18/2015)
Related Fund
Class A	-0.20%
Investor Class	-0.40%
Class C	-0.70%
Class I	-0.30%
Comparative Benchmark (reflect no deduction for fees, expenses, or taxes)
HFRX Absolute Return Index	1.36%

4.	The sub-section entitled “Portfolio Holdings Information” in the Prospectus section entitled “Purchase and Redemption of Shares” is amended to delete the fifth paragraph.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP Marketfield Portfolio

Supplement dated January 15, 2016 (“Supplement”)

to the Statement of Additional Information (“SAI”) dated May 1, 2015, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Important Notice Regarding Changes to the Name, Investment Objective, Principal Investment Strategies
and Subadvisors of the MainStay VP Marketfield Portfolio (“Portfolio”).

At a meeting held on December 8 – 10, 2015, at the recommendation of New York Life Investment Management LLC, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) approved: (i) a change to the Portfolio’s name; (ii) a change to the Portfolio’s investment objective; (iii) modifications of the Portfolio’s principal investment strategies; and (iv) the appointment of four new subadvisors, each to manage a portion of the Portfolio’s assets on an interim basis, and the related interim subadvisory agreements. The Board also approved the longer-term appointment of the new subadvisors and the adoption of subadvisory agreements so that the new subadvisors may serve as subadvisors to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreements, subject to shareholder approval. These, and other changes, are described in the supplement dated December 16, 2015. This Supplement describes additional changes to the Prospectus that will result from the Board-approved changes described above.

Effective on or about January 19, 2016 (unless otherwise indicated), the following changes will occur:

1.	Name Change. All references to MainStay VP Marketfield Portfolio will be deleted and replaced with “MainStay VP Absolute Return Multi-Strategy Portfolio,” as appropriate.

2.	Change in Subadvisors. Effective on or about January 15, 2016, Marketfield Asset Management LLC, the Portfolio’s current subadvisor, will resign and be replaced with the following interim subadvisors which will be responsible for the day-to-day management of the Portfolio: (a) Candriam France S.A.S. (“Candriam France”); (b) Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”); (c) Cushing® Asset Management, LP (“Cushing”); and (d) MacKay Shields LLC (“MacKay Shields”) (each, a “Subadvisor” and, collectively, the “Subadvisors”). Accordingly, all references to Marketfield Asset Management LLC (“Marketfield”) will be deleted and replaced with references to the Subadvisors, as appropriate.

3.	The section entitled “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds” is amended or revised, as applicable, to include the following:

a.	Commodities and Commodity-Linked Derivatives

The MainStay VP Absolute Return Multi-Strategy Portfolio may seek to gain exposure to the commodities markets primarily through investing a portion of its assets in a Cayman Subsidiary. The Portfolio may also seek to gain such exposure through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio.

b.	The last three paragraphs of “Derivative Instruments – General Discussion” are deleted and replaced with the following:

A Portfolio's ability to enter into certain swap transactions may be limited by tax considerations. Regulatory changes could adversely affect the Portfolio by limiting its trading activities in futures and increasing Portfolio expenses.

The MainStay VP Absolute Return Multi-Strategy Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France are registered with the CFTC as a CPO and Commodity Trading Advisor (“CTA”), respectively, and each a member of the NFA. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Advisor will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Advisor’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s commodity pool operator, the Manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Manager’s CFTC compliance obligations. Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and its Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Subsidiary, their investment strategies, or Prospectus or this SAI.

The Fund has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Portfolios offered in this SAI, except for MainStay VP Absolute Return Multi-Strategy Portfolio, and, therefore, is not subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Portfolios.

For certain Portfolios operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. When the temporary exemption expires, to the extent these Portfolios are not otherwise eligible for exemption from CFTC regulation, these Portfolios may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

c.	Distressed Securities

Certain Portfolios may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Portfolios may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Portfolio’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Portfolio’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, the Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Portfolio’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

d.	Equity Securities is amended to include the following:

Growth Stock. A Portfolio may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies fall behind other types of investments, such as smaller capitalized companies, the Portfolio’s performance will lag those investments.

e.	Event Driven Arbitrage Strategies

The MainStay VP Absolute Return Multi-Strategy Portfolio may engage in merger arbitrage transactions, where the Portfolio will purchase securities at prices below the Manager’s or a Subadvisor’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger or other similar “special situation” (e.g., exchange offer or tender offer). Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the special situation. If the proposed merger or other similar “special situation” later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers or other similar “special situations” can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Portfolio may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Portfolio in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Portfolio may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Event-driven arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Portfolio may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. These “special situations” are subject to similar risks as well as certain other additional risks particular to the specific special situation.

f.	Investment Companies is amended to include the following as the last paragraph:

However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. MainStay VP Absolute Return Multi-Strategy Portfolio may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

g.	Investments in a Cayman Subsidiary

The MainStay VP Absolute Return Multi-Strategy Portfolio may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Cayman Subsidiaries”). The Portfolio may invest up to 25% of its assets, in the aggregate at the end of each calendar quarter, in the Cayman Subsidiaries. Investments in a Cayman Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and IRS rulings, as discussed below under “Tax Information.” Currently, the Portfolio has one Cayman Subsidiary. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is not currently expected that shares of a Cayman Subsidiary will be sold or offered to other investors. The financial information of any Cayman Subsidiary will be consolidated into the Portfolio’s financial statements, as contained within the Portfolio’s Annual and Semiannual Reports provided to shareholders (when available).

The Cayman Subsidiary is advised by the Manager and may be subadvised by one or more Subadvisors and has the same investment objective as the Portfolio. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments. The Cayman Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the Cayman Subsidiary may invest without such investment restrictions applying, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments, including commodity index-linked securities (including leveraged and unleveraged structured notes) and commodity swaps, and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets as well as in foreign exchange derivatives, equity derivatives, and interest rate derivatives. The Cayman Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Cayman Subsidiary’s derivative positions. To the extent that the Portfolio invests in the Cayman Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

Although the Cayman Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this Statement of

Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Cayman Subsidiary is overseen by its own board of directors. The Portfolio and the Cayman Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Cayman Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio, to the extent relevant. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or a Cayman Subsidiary to operate as described in the Prospectus and this SAI and could adversely affect the Portfolio and its shareholders.

Although the Portfolio may invest in commodity-linked derivative instruments directly, the Portfolio is anticipated to may gain exposure to these derivative instruments primarily by investing its assets in the Cayman Subsidiary.

h.	Master Limited Partnerships ("MLPs")

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Portfolio were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Portfolio’s investment in such MLP.

i.	Regulatory Matters is amended to include the following as the first paragraph:

The Portfolios as well as the issuers of the securities and other instruments in which the Portfolios invest are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolios to fully implement short-selling strategies, either generally or with respect to certain industries or countries, which may impact a Portfolio’s ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

j.	“Swap Agreements” is revised to delete the third paragraph and replace it with the following:

Each Portfolio, except MainStay VP Absolute Return Multi-Strategy Portfolio, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Portfolio’s current obligations (or are otherwise covered as permitted by applicable law), the Portfolio and New York Life Investments believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. The Manager or a Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

k.	“Warrants and Rights” is deleted in its entirety and replaced with the following:

To the extent that a Portfolio invests in equity securities, the Portfolios may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Portfolio’s ability to exercise the warrants or rights at such time, or in such quantities, as the Portfolio would otherwise wish.

4.	The following is added after the table beginning on page 65 in the sub-section entitled “The Manager and the Subadvisors” in the section entitled “Management of the Fund” to replace the current disclosure for MainStay VP Marketfield Portfolio:

With respect to MainStay VP Absolute Return Multi-Strategy Portfolio, each of the Subadvisors manages a portion of the Portfolio's assets on an interim basis. As compensation for services, the Manager, not the Portfolio, pays the Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets during the preceding month at the following annual rates:

ANNUAL RATE
Candriam sleeves within the Portfolio
Candriam Managed Futures	0.550%
Candriam Risk Arbitrage	0.625%
Candriam Credit Opportunities	0.400%
Candriam Global Opportunities	0.625%
Candriam Global Alpha	0.625%
Cornerstone Equity Market Neutral	0.625%
Cushing sleeves within the Portfolio
Cushing Midstream MLP Alpha	0.625%
Cushing Upstream MLP Royalty	0.625%
MacKay Flex Bond Strategy	0.375%

5.	The sub-section entitled “Subadvisor Proxy Voting Guidelines” in the section entitled “Proxy Voting Policies and Procedures” is amended to delete the proxy voting policy for Marketfield and include “MainStay VP Absolute Return Multi-Strategy Portfolio (portion)” to the list of Portfolios subadvised by each Cornerstone Holdings, Cushing and MacKay Shields.

In addition, this section is amended to include the following summary of Candriam France’s proxy voting policies and procedures:

MainStay VP Absolute Return Multi-Strategy Portfolio (portion)

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Candriam France. A summary of Candriam France’s proxy voting policies and procedures is provided below.

Candriam France

To assist Candriam France in researching and voting proxies, Candriam France utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on proprietary proxy voting policy, the latter being the case for Candriam France. In the vast majority of cases, Candriam France’s policy is similar to or consistent with ISS’ “Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam France deviates from ISS’ Benchmark Voting Policy for some markets e.g. the level of independence of the Board or the possibility for non-executives to receive equity grants.

Candriam France’s proprietary proxy voting policy is defined by Candriam France’s Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam France’s own interests or the interests of its affiliates. Candriam France’s proxy voting policy is based on four principles:

•          One share, one vote;

•          The equal treatment of shareholders;

•          The accountability of the Board; and

•          The transparency and integrity of financial statements.

Candriam France’s Proxy Voting Committee defines and adjusts Candriam France’s proxy voting policy and reviews the votes cast at general meetings. Once a year Candriam France heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam France any changes to their “Benchmark Voting Policy.” Those elements are then discussed by Candriam France’s Proxy Voting Committee and, if needed, can lead to some changes in Candriam France’s proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam France in case of uncertainties regarding the vote to cast following Candriam France’s proxy voting policy. Following this notification, the individuals in charge of proxy voting at Candriam France cast votes in accordance with Candriam France’s policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision are explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, the Proxy Voting Committee determines the appropriate action. Candriam France could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam France defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam France to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

6.	The section entitled “Portfolio Managers” is amended as follows:

a.	the table beginning on page 95 is amended to delete Michael C. Aronstein, and to include the following as of November 30, 2015:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Olivier Baccam	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	2 Accounts $193,231,172	0	0	2 Accounts $193,231,172	0
Steeve Brument	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	3 Accounts $312,884,377	0	0	3 Accounts $312,884,377	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE				NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS		REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis N. Cohen	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	11 RICs $7,331,396,769	37 Accounts $17,041,423,937	140 Accounts $25,876,839,141		0	7 Accounts $1,596,676,264	4 Accounts 1,626,838,383
Judd B. Cryer	MainStay VP Absolute Return Multi-Strategy Portfolio	3 RICs $145,494,920	0	0	0	0	0	0
Charles de Courcel	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	1 Account $60,376,141	0		0	1 Account $60,376,141	0
Myriam Guervin	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	1 Account $86,071,831	0		0	1 Account $86,071,831	0
Roland Juhel	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	3 Accounts $312,884,377	0		0	3 Accounts $312,884,377	0
Nicolas Jullien	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	6 Accounts $3,740,479,514	0		0	5 Accounts 2,704,306,619	0
Michael Kimble	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	8 RICs $5,525,137,673	37 Accounts $17,041,423,937	140 Accounts $25,876,839,141		0	7 Accounts $1,596,676,264	4 Accounts 1,626,838,383
Poul Kristensen	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Asset Allocation Portfolios	10 RICs $2,976,400,000	1 Account $110,000,000	1 Account $20,000,000		0	0	0
Michel Le Bras	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	1 Account $86,071,831	0		0	1 Account $86,071,831	0
Johann Mauchand	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	3 Accounts $312,884,377	0		0	3 Accounts $312,884,377	0
John Musgrave	MainStay VP Absolute Return Multi-Strategy Portfolio	2 RICs $42,473,490	0	13 Accounts $478,174,957		0	0	0
Philippe Noyard	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	6 Accounts $3,740,479,514	0		0	5 Accounts 2,704,306,619	0
Mona Patni	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio	3 RICs $1,113,091,096	1 Account $29,575,917	23 Accounts $1,825,724,630		0	0	0
Edouard Petitcollot	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	2 Accounts $193,231,172	0		0	2 Accounts $193,231,172	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Dan Roberts	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	12 RICs $7,516,261,224	3 Accounts $17,041,423,937	140 Accounts $25,876,839,141	0	7 Accounts $1,596,676,264	4 Accounts $1,626,838,383
Jeremy Roethel	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Emerging Markets Equity Portfolio	3 RICs $852,464,742	0	9 Accounts $460,076,220	0	0	2 Accounts $79,578,860
Amit Soni	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $100,000,000	1 Account $110,000,000	0	0	0	0
Jonathan Swaney	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Asset Allocation Portfolios	10 RICs $2,976,400,000	1 Account $110,000,000	1 Account $20,000,000	0	0	0
Jerry V. Swank	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio	9 RICs $2,012,312,024	9 Accounts $311,224,019	16 Accounts $972,543,766	0	9 Accounts $311,224,019	1 Account $17,393,008
Libby F. Toudouze	MainStay VP Absolute Return Multi-Strategy Portfolio	2 RICs $42,473,490	0	13 Accounts $478,174,957	0	0	0
Andrew Ver Planck	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Mid Cap Core Portfolio	6 RICs $2,442,743,428	1 Account $29,575,917	32 Accounts $2,285,800,850	0	0	2 Accounts $79,578,860
Taylor Wagenseil	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	8 RICs $5,346,966,159	37 Accounts $17,041,423,937	140 Accounts $25,876,839,141	0	7 Accounts $1,596,676,264	4 Accounts 1,626,838,383
Jae S. Yoon	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio	11 RICs $3,790,000,000	1 Account $110,000,000	0	0	0	0
Patrick Zeenni	MainStay VP Absolute Return Multi-Strategy Portfolio	1 RIC $101,411,763	6 Accounts $3,740,479,514	0	0	5 Accounts 2,704,306,619	0

b.	the sub-section entitled “Potential Portfolio Manager Conflicts” is amended to delete “Candriam Belgium” and include the following:

Candriam Belgium and Candriam France

Candriam Belgium and Candriam France each provide portfolio management services to other accounts using substantially similar investment strategies as the MainStay VP Emerging Markets Equity Portfolio and the sleeves of the MainStay VP Absolute Return Multi-Strategy Portfolio which it manages.

The side-by-side management of these accounts with the Portfolios may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium and Candriam France have adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium and Candriam France have each set up a Code of Ethics and a Conflicts of Interest Policy, and have implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

c.	the sub-section entitled “Portfolio Manager Compensation Structure” is amended to delete “Marketfield” and “Candriam Belgium,” and include the following:

Candriam Belgium and Candriam France

Each of Candriam Belgium and Candriam France’s objective is to operate an appropriately competitive remuneration policy which is linked to the achievement of a combination of individual, team and corporate goals. Candriam Belgium and Candriam France each believes that its compensation policy is competitive versus their peers to attract, motivate and retain talents while ensuring that remuneration is consistent with sustainable business development. The objective is to align performance rewards and stakeholders’ interests while promoting efficient risk management consistent with its financial situation and prospects. Remuneration includes base salary, benefits and annual performance bonus.

Annually, Candriam Belgium and Candriam France’s Remuneration Committee reviews the fixed remuneration and defines the variable remuneration in accordance with its goals. The remuneration package is reviewed annually and takes into account the results of this evaluation, the financial results of the company and the evolution of the employment market.

Human Resources manages the annual evaluation process based on the achievement of pre-established objectives, and each employee’s professional and personal skills. Performance reviews include evaluating achievement of objectives as well as a range of factors such as risk management, governance and compliance, teamwork, people leadership, people development and alignment to Candriam Investors Group’s goals and values.

d.	the table beginning on page 107 is amended to delete Michael C. Aronstein.

7.	The section entitled “Tax Information” is deleted in its entirety and replaced with the following:

TAX INFORMATION

The discussion herein is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio intends to elect to qualify as a regulated investment company ("RIC") under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio generally will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or in certain publicly traded partnerships; and (c) distribute in each taxable year an amount at least equal to 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

Generally, in order to avoid a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

•	98% of the Portfolio's ordinary income taking into account certain deferrals and elections for the calendar year;

•	98.2% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), adjusted for certain ordinary losses, all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

•	any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although primarily the Portfolios are not subject to the excise tax, to the extent any Portfolio is subject to the excise tax, the intention is to make distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. These regulations generally provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a Portfolio to either qualify as a regulated investment company or satisfy the Section 817(h) diversification requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

The diversification requirements relating to the qualification of a Portfolio as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Portfolio were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Portfolio's ability to qualify as a regulated investment company might be affected.

Federal Income Tax Capital Loss Carryforwards

Net capital losses incurred in tax years beginning after December 22, 2010 may be carried forward without limitation, and will retain the character as a short- or long-term capital loss. However. for losses incurred in tax years beginning prior to December 22, 2010, a Portfolio is only permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight tax year period following the tax year of the loss, and will be treated as a short-term capital loss in the tax year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2014, the following Portfolios had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the tax year indicated:

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
MainStay VP Cash Management Portfolio	Unlimited	$ 302	$ -
MainStay VP Emerging Markets Equity Portfolio[1]	Unlimited	1,689,351	29,586,587
MainStay VP Floating Rate Portfolio	2016	3,219,152	-
	2017	2,462,270	-
	Unlimited	214,066	1,296,908
MainStay VP Government Portfolio	Unlimited	749,414	1,148,367
MainStay VP High Yield Corporate Bond Portfolio	2017	17,538,328	-
MainStay VP International Equity Portfolio	2016	47,174,274	-
	2017	39,289,908	-
	Unlimited	13,968,174	-
MainStay VP Marketfield Portfolio	Unlimited	46,919,176	3,547,848
MainStay VP PIMCO Real Return Portfolio	Unlimited	6,215,360	37,996,096
MainStay VP Unconstrained Portfolio	Unlimited	474,585	1,245,142
MainStay VP Van Eck Global Hard Assets Portfolio	Unlimited	11,142,160	40,942,576
1	Effective November 14, 2014, the MainStay VP DFA / DuPont Capital Emerging Markets Portfolio changed its name to MainStay VP Emerging Markets Equity Portfolio.

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2014:

MainStay VP Bond Portfolio	$ 10,592,098
MainStay VP Common Stock Portfolio	37,467,673
MainStay VP High Yield Corporate Bond Portfolio	50,249,255
MainStay VP ICAP Select Equity Portfolio	67,008,839
MainStay VP International Equity Portfolio	11,551,008
MainStay VP S&P 500 Index Portfolio	35,607,941

Tax Considerations with Respect to Cayman Subsidiary Investments

As described in the Prospectus, the MainStay VP Absolute Return Multi-Strategy Portfolio (the “Portfolio”) may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that gross income derived from commodity index-linked swaps would not be qualifying gross income of a RIC. As such, the Portfolio’s ability to utilize commodity index-linked derivative instruments as part of its investment strategy is limited, each taxable year, to a maximum of 10% of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1, by providing that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Internal Revenue Code. As discussed in the Prospectus, the Portfolio intends to invest a portion of its assets in the Cayman Subsidiary which will be classified as a corporation for U.S. federal tax purposes. The IRS has issued private letter rulings in which the IRS specifically concluded that gross income derived from investment in entities akin to the Cayman Subsidiary will also be qualifying gross income of a RIC. In July 2011, the IRS suspended the issuance of these private letter rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of the Portfolio’s Cayman Subsidiary investments. If the IRS were to change its position or otherwise determine that income derived from the Portfolio’s Cayman Subsidiary investments does not constitute qualifying gross income of a RIC, and if such positions were upheld or if future legislation were to adversely affect the tax treatment of the Portfolio’s Cayman Subsidiary investments, the Portfolio might cease to qualify as a RIC and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategies. If the Portfolio did not qualify as a RIC for any taxable year, its taxable income would be subject to tax at Portfolio-level at regular corporate tax rates (without reduction for distributions to shareholders), as well as to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Portfolio may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Foreign corporations, such as the Cayman Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Cayman Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Cayman Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if any portion of the Cayman Subsidiary’s activities was determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Cayman Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Cayman Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Cayman Subsidiary will derive income subject to such withholding tax.

The Cayman Subsidiary will be treated as a controlled foreign corporation, and the Portfolio will be treated as a “U.S. shareholder” of the Cayman Subsidiary. As a result, the Portfolio will be required to include in its gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income,” whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” The Portfolio’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Portfolio’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Portfolio will be tax-free to the Portfolio to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Portfolio’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income by the Portfolio, regardless of the character of the Cayman Subsidiary’s underlying income. If a net loss is realized by the Cayman Subsidiary, such loss is not generally available to offset the income earned by the Portfolio, and such loss cannot be carried forward to offset taxable income of either the Portfolio or the Cayman Subsidiary in future periods.

Tax Considerations with Respect to MLP Investments

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, a MLP is generally treated for U.S. federal income tax purposes as a partnership, which means that no U.S. federal income tax is paid at the partnership entity level. A partnership’s net income (loss) and net gains (losses) are considered earned or incurred, as appropriate, by all of its partners and are generally allocated among all the partners in proportion to their equity interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be taxed only at one level — at partner-level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, a MLP is required to receive 90% of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from a MLP is not itself taxable (because income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see description below as to how a MLP investor’s basis is calculated) in the MLP.

To the extent that a Portfolio invests in the equity securities of a MLP, the Portfolio will be a limited partner in such MLP. Accordingly, the each Portfolio will be required to include in its taxable income such Portfolio’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Portfolio. Based upon a review of the historic results of the type of MLPs in which the certain Portfolio’s intend to invest, the Portfolios expect that the cash distributions they will receive with respect to their investments in equity securities of MLPs will exceed the taxable income allocated to each such Portfolio from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, a Portfolio will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Each Portfolio will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of a MLP equal to the difference between the amount realized by such Portfolio on the sale, exchange or other taxable disposition and the Portfolio’s adjusted tax basis in such equity security. The amount realized by a Portfolio generally will be the amount paid by the purchaser of the equity security plus the Portfolio’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. Each Portfolio’s tax basis in its equity securities in a MLP is generally equal to the amount the Portfolio paid for the equity securities, (x) increased by the Portfolio’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Portfolio’s allocable share of the MLP’s net losses and any distributions received by the Portfolio from the MLP. Although any distribution by a MLP to a Portfolio in excess of the Portfolio’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Portfolio, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Portfolio. If a Portfolio is required to sell equity securities in the MLPs to meet redemption requests, the Portfolio may recognize ordinary income and/or gain for U.S. federal income tax purposes in excess of any cash available for distribution to Portfolio shareholders. Each Portfolio’s investments in partnerships, including MLPs, may result in such Portfolios being subject to state, local, or foreign income, franchise or withholding tax liabilities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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